UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2014 (July 14, 2014)

Universal Capital Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware	00-51132	20-1568059
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Annand Drive, Suite 16, Wilmington, DE	19808
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 897-1980

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On July 14, 2014 the registrant entered into and closed a definitive Asset Purchase Agreement with Major League Football, LLC (“MLF”), a development stage company formed in 2009 to establish, develop and operate a professional spring/summer football league to be known as "Major League Football." Pursuant to the terms of the Asset Purchase Agreement, the registrant issued MLF 8,000,000 shares of registrant common stock in exchange for assets of MLF primarily comprised of business plans and related proprietary documents, trademarks and other related intellectual property related to the development of the league. Also, pursuant to the terms of the Asset Purchase Agreement, (i) the registrant’s Board of Directors was expanded to two persons, and Thomas J. Marino, MLF’s founder, was appointed as a member of the registrant’s Board of Directors; (ii) Michael D. Queen resigned as the registrant’s President and Chief Executive Officer and the following new management team was appointed to the registrant:

Thomas Marino	Executive Chairman of the Board
Wesley Chandler	President; Secretary
Rick Smith	Chief Operating Officer
Michael Queen	Executive Vice President
Ivory Sully	Vice President - Licensing;

and (iii) a number of league consultants were also retained by the registrant.

The Asset Purchase Agreement contains customary representations, warranties and covenants made by each of the parties thereto, along with customary indemnification provisions with respect to breaches of representations, warranties and covenants, and the indemnification obligations are subject to customary limitations as set forth in the Asset Purchase Agreement.

In connection with the Asset Purchase Agreement, the registrant is seeking to establish, develop and operate a professional spring/summer football league to be known as "Major League Football," to operate as a single entity owned, stand alone, dominant independent sports league. Major League Football intends to fill a void by establishing franchises in cities overlooked by existing professional sports leagues and provide fans with professional football in the NFL off-seasons, which will enable it to take a totally non-adversarial approach towards the National Football League. Major League Football’s spring and early summer schedule ensures no direct competition with autumn/winter sports, including the 32 NFL, 9 CFL, 627 NCAA, 91 NAIA, 142 JUCO’s, 27 Canadian Universities, and thousands of high schools and collegiate institutions.

The description of the Asset Purchase Agreement is qualified by reference to the Asset Purchase Agreement, which is attached as Exhibit 2.1to this report and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information disclosed under Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 is incorporated herein by reference.

The registrant issued the following securities without registering the securities under the Securities Act of 1933, as amended:

Securities issued pursuant to Asset Purchase Agreement

Date	Security

July 14, 2014	Common Stock – 8,000,000 shares of common stock in exchange for MLF Assets

Securities issued pursuant to Debt Conversion Agreements

Date	Security

July 14, 2014	Common Stock – 1,987,872 shares of common stock in exchange for canceling $331,312 in debt.

Securities issued for services

Date	Security

July 14, 2014	Common Stock – 19,000,000 shares of common stock at $0.01 per share for employee services.

July 14, 2014	Common Stock – 2,649,642 shares of common stock at $0.01 per share for professional services.

July 14, 2014	Warrant – 2,000,000 shares of common stock at $0.01 per share for professional services.

Securities issued pursuant to 2014 Employee Stock Plan

Date	Security

July 14, 2014	Stock options – 4,350,000 shares of common stock at $0.05 per share.

July 14, 2014	Common Stock – 1,000,000 shares of common stock at $0.05 per share.

Restricted securities were issued in all of the above transactions. No underwriters were utilized and no commissions or fees were paid with respect to any of the above transactions. These persons were the only offerees in connection with these transactions. We relied on Section 4(a)(2) of the Securities Act since the transactions do not involve any public offering.

Item 5.01 Changes in Control of Registrant

The information disclosed under Items 1.01, 3.03 and 5.02 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information disclosed under Item 1.01 is incorporated herein by reference.

On July 14, 2014:

1.

The registrant’s board of directors appointed Thomas J. Marino as Executive Chairman of the registrant’s Board of Directors. The position of Executive Chair of the Board of Directors is an executive position with the registrant.  Mr. Marino accepted his nomination to this position on that same date. Mr. Marino’s term as a member of the Board of Directors will continue until the next annual stockholder’s meeting or until his successor is duly appointed.

2.

Michael D. Queen resigned as the registrant’s President and Chief Executive Officer. Mr. Queen continues to serve as a member of the registrant’s Board of Directors and his term as a member of the Board of Directors will continue until the next annual stockholder’s meeting or until his successor is duly appointed.

3.

The registrant’s Board of Directors appointed the following new management team and each of the persons named below accepted the position(s) set forth next to their name on that same date:

Thomas J. Marino	Executive Chairman of the Board
Wesley Chandler	President; Secretary
Rick Smith	Chief Operating Officer
Michael Queen	Executive Vice President
Ivory Sully	Vice President - Licensing

Thomas J. Marino. Mr. Marino, age 66, has served as the founder and CEO of Major League Football, LLC since July 2009. Mr. Marino has more than 29 years of NFL experience with the Bears, Cowboys, Giants, Saints, and Rams, he is a veteran of three pro football leagues over a 38 year career that includes the NFL, World Football League, United States Football Leagues, and is widely considered in professional circles as one of the top personnel evaluators in professional football history. Mr. Marino was the youngest scout and director of scouting in professional football history and was inducted into the Ourlad’s Professional Football Scouting Hall of Fame in 2004. In exchange for serving as the registrant’s Executive Chairman of the Board, pursuant to a four year written employee agreement, a copy of which is attached as Exhibit 10.1, Mr. Marino shall receive as compensation, among other things, a base salary of $300,000 per year and bonus compensation, which shall be payable at the sole discretion of the Board of Directors. There are no arrangements or understandings between Mr. Marino and any other persons pursuant to which he was appointed the registrant’s Executive Chairman of the Board. There is no family relationship between Mr. Marino and any director, executive officer, or person nominated or chosen by the registrant to become a director or executive officer of the registrant. The registrant has not entered into any transactions with Mr. Marino that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Exchange Act, other than in connection with the Asset Purchase Agreement. Mr. Marino’s qualifications to serve on the registrant’s Board of Directors include his vast experience in the NFL and other football leagues.

Wesley Chandler. Mr. Chandler, age 57, has served as Lead Football Instructor at Football University and Under Armour since February 2013.  Prior to that, from January 2012 to February 2013 he served as the wide receiver football coach at the University of California - Berkley, and from October 2009 to October 2010, he served as the offensive coordinator football coach for the New York Sentinels - United Football League. Mr. Chandler was a two time consensus football and academic All-America selection in 1976 and 1977 at the University of Florida and is widely considered to be one of the top receivers in both collegiate and professional football history with 4 pro bowl selections. He was drafted by the New Orleans Saints as the third overall selection (first round) in the 1978 NFL Draft and has over thirty years of professional playing, coaching and administrative experience. Mr. Chandler is the current NFL record holder in receiving per game (129 in 1982) and was inducted into the San Diego Charger Hall of Fame. Mr. Chandler has coaching experience at every level of play including 7 years in NFL Europe (coach of the Berlin Thunder in 1999), Dallas Cowboys, Minnesota Vikings and Cleveland Browns. In exchange for serving as the registrant’s President and Secretary, pursuant to a four year written employee agreement, a copy of which is attached as Exhibit 10.2, Mr. Chandler shall receive as compensation, among other things, a base salary of $250,000 per year and 6,000,000 shares of restricted registrant common stock that vest as follows: 2,000,000 shares vest immediately, and the remaining 4,000,000 shares vest in annual equal installments of 1,000,000 over a period of four years so long as Mr. Chandler remains employed by the registrant and pursuant to the terms of his employee agreement.  There are no arrangements or understandings between Mr. Chandler and any other persons pursuant to which he was appointed the registrant’s President and Secretary. There is no family relationship between Mr. Chandler and any director, executive officer, or person nominated or chosen by the registrant to become a director or executive officer of the registrant. The registrant has not entered into any transactions with Mr. Chandler that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Richard Smith. Mr. Smith, age 48, has served as the founder and CEO of Mainframe Communications, Inc. since March 1996 where he plans, develops, and establishes policies of business organization in accordance with broad directives and company charter. Mainframe provides nationwide telecommunications sales, service, integration and installation to Fortune 2000 enterprise accounts with multiple branch locations throughout the nation. In 1998, Mr. Smith was named the MetroSouth Entrepreneur of the Year sponsored by Fleet Bank. Mr. Smith is an Advisory Board Member of NAII, North Atlantic Internet Networks, and he has also served the federal government market and many branches of the US Military including the U.S. Air Force, the Air National Guard, the Navy's nuclear submarine division and the Marine Corps nationwide recruiting centers. In exchange for serving as the registrant’s Chief Operating Officer, pursuant to a four year written employee agreement, a copy of which is attached as Exhibit 10.3, Mr. Smith shall receive as compensation, among other things, a base salary of $250,000 per year and 6,000,000 shares of restricted registrant common stock, all of which vest immediately.  There are no arrangements or understandings between Mr. Smith and any other persons pursuant to which he was appointed the registrant’s Chief Operating Officer. There is no family relationship between Mr. Smith and any director, executive officer, or person nominated or chosen by the registrant to become a director or executive officer of the registrant. The registrant has not entered into any transactions with Mr. Smith that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Michael D. Queen Mr. Queen, age 58, served as the Chief Executive Officer and director of the registrant since 2004 and Principal Financial Officer of the registrant since December 2011. He served as the President of the registrant from 2004 through February 2009. Since founding the registrant, Mr. Queen has worked with eighteen startup companies. He assisted these companies with their funding and was responsible for helping seven of those companies enter the public marketplace. Mr. Queen is considered an expert in the microcap arena with extensive knowledge of how these markets operate and has been extensively involved in the start-up businesses and initial capitalization plans. Prior to founding the registrant, Mr. Queen was the President, CEO and a director at Pennexx Foods, Inc., a publicly traded company. From 1994 to 1998, Mr. Queen was the President of Ocean King Enterprises, a start-up specialty food manufacturer. From 1978 to 1999, Mr. Queen was an executive in the supermarket industry serving the greater New York, New Jersey and Delaware region. In exchange for serving as the registrant’s Executive Vice President, pursuant to a four year written employee agreement, a copy of which is attached as Exhibit 10.4, Mr. Queen shall receive as compensation, among other things, a base salary of $200,000 per year and 3,000,000 shares of restricted registrant common stock, all of which vest immediately.  There are no arrangements or understandings between Mr. Queen and any other persons pursuant to which he was appointed the registrant’s Executive Vice President. There is no family relationship between Mr. Queen and any director, executive officer, or person nominated or chosen by the registrant to become a director or executive officer of the registrant. Mr. Queen’s qualifications to serve on the registrant’s Board of Directors include his knowledge of the registrant and his years of management, marketing and financial experience.

The registrant has not entered into any transactions with Mr. Queen that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Exchange Act, other than with respect to the following: On July 14, 2014, Mr. Queen entered in a Debt Conversion Agreement whereby Mr. Queen agreed to cancel $242,979 in principal and interest owed to Mr. Queen by the registrant, pursuant to a promissory note made by the registrant, in exchange for 1,457,874 shares of restricted registrant common stock. The promissory note was made by the registrant on November 1, 2008 in the principal amount of $133,293 with an interest rate of 8.0%. Total interest due on the note was $109,686 as of April 30, 2014. Mr. Queen waived all additional interest due on the note as of July 14, 2014.

Ivory Sully.  Mr. Sully, age 57, has served as the founder of Sully Executive Services since April 2011 to present, where he has engaged in independent licensing and contract negotiations for fashion brands; consulting at the executive level for brand extension and corporate development; mentor leadership of operational management and team building; and process analysis and implementation.  Also since 2000 to present, Mr. Sully has worked for Pelle Pelle, Inc. where from 2000 to 2010 he served as Vice President of Licensing and International Business and from 2011 to present, where he serves as West Coast Sales Manager. Also, from 2010 to 2011, Mr. Sully served as the Director of Licensing for English Laundry, Inc.  In 1979, Mr. Sully was signed as a free agent by the Los Angeles Rams where he was a 1984 Pro Bowl alternate as a special teams player and where he was named the Outstanding Special

Teams Player of the Year five times (1979, 1980, 1982, 1983, and 1984). He was a member of the 1979 NFC Champions, Los Angeles Rams and played in Super Bowl XIV. He was a co-captain of the 1981 and 1982 Los Angeles Rams. Mr. Sully played with the Tampa Bay Buccaneers during the 1985 and 1986 seasons and he played with the 1987 Detroit Lions. Mr. Sully is a member of the University of Delaware Sports Hall of Fame. In exchange for serving as the registrant’s Vice President-Licensing, pursuant to a four year written employee agreement, a copy of which is attached as Exhibit 10.5, Mr. Sully shall receive as compensation, among other things, a base salary of $180,000 per year and 1,000,000 shares of restricted registrant common stock that vest as follows: 1,000,000 shares vest in annual equal installments of 250,000 over a period of four years so long as Mr. Sully remains employed by the registrant and pursuant to the terms of his employee agreement. There are no arrangements or understandings between Mr. Sully and any other persons pursuant to which he was appointed the registrant’s Vice President-Licensing. There is no family relationship between Mr. Sully and any director, executive officer, or person nominated or chosen by the registrant to become a director or executive officer of the registrant. The registrant has not entered into any transactions with Mr. Sully that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Item 8.01 Other Events.

On July 14, 2014 the registrant’s Board of Directors adopted and approved the registrant’s 2014 Employee Stock Plan ("2014 Plan"). The Board of Directors approved the 2014 Plan to ensure that the registrant has adequate ways in which to provide stock based compensation to its directors, officers, employees and consultants. The Board of Directors believes that the ability to grant stock-based compensation is important to the registrant’s future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the registrant's success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the registrant’s current employees and consultants. The registrant has reserved 10,000,000 shares for issuance pursuant to the 2014Plan.

The registrant intends to seek stockholder approval of the 2014 Plan at the registrant’s Annual Meeting of Stockholders expected to occur in September 2014. The registrant also intends to seek stockholder approval to change its name from Universal Capital Management, Inc. to Major League Football, Inc. at that time.

The description of the 2014 Plan is qualified by reference to the 2014 Plan, which is attached as Exhibit 10.6 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

2.1

Asset Purchase Agreement

10.1

Employee Agreement-Marino

10.2

Employee Agreement-Chandler

10.3

Employee Agreement-Smith

10.4

Employee Agreement-Queen

10.5

Employee Agreement-Sully

10.6

2014 Employee Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CAPITAL MANAGEMENT, INC.

By:	/s/ Richard Smith
Richard Smith, Chief Operating Officer

Dated: July 18, 2014